UNITED STATES SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                October 11, 2004
                Date of Report (Date of earliest event reported)


                         American Spectrum Realty, Inc.
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             (Exact name of registrant as specified in its charter)


Maryland                         001-16785                            52-2258674
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(State or Other                 (Commission                     (I.R.S. Employer
Jurisdiction of                File Number)                       Identification
incorporation)                                                              No.)


                5850 San Felipe, Suite 450, Houston, Texas 77057
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               (Address of principal executive offices) (Zip Code)


                                 (713) 706-6200
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              (Registrant's telephone number, including area code)

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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On October 11, 2004, American Spectrum Realty, Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(c)      Exhibits.

Exhibit           Description
-------           -----------

99.1              Press Release dated October 11, 2004

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        AMERICAN SPECTRUM REALTY, INC.

                                 By:    /s/ William J. Carden
                                        ----------------------------------------
                               Name:    William J. Carden
                              Title:    Chairman of the Board, President and
                                        Chief Executive Officer


Date:  October 12, 2004